Investment Management

Morgan Stanley

India Investment Fund, Inc.

Performance data quoted represents past performance, which is no guarantee of future results, and current performance may be lower or higher than the figures shown. For the most recent month-end performance figures, please visit www.morganstanley.com/im or call 1.800.231.2608. Investment returns and principal value will fluctuate and Fund shares, when sold, may be worth more or less than their original cost.

Fund profile

Investment Objective

The Fund seeks to achieve its investment objective of long-term capital appreciation by investing primarily in equity securities of Indian issuers.

Philosophy

We seek sectors/themes that are an attractive combination of dynamics, valuation and sentiment. Dynamics is an assessment of factors (fiscal policy, monetary policy, political developments, gross domestic product, inflation and industry) that would impact earnings, interest rates and risk premiums. Valuation is gauged using price to book, price to earnings, enterprise value to operating earnings, and enterprise value to sales.

Process

We follow an investment process of analyzing a company/industry that strikes a balance between strict business analysis and one that treats the company as a financial/thematic entity.

Morgan Stanley India Investment, Inc.

Symbol: IIF   CUSIP: 61745C105

May 31, 2009

Equity characteristics

Portfolio
Fiscal YTD turnover **	60%

Security type (%)
Common stock	92.82
Cash and cash equivalent	7.14
Net other asset	0.04

Top ten industries (%)
Commercial Banks	27.85
Oil, Gas & Consumable Fuels	10.09
Electrical Equipment	9.29
Automobiles	5.82
Real Estate Management and Development	4.79
Industrial Conglomerates	4.61
IT Services	4.53
Construction & Engineering	4.17
Household Products	3.56
Food Products	3.47

Top five holdings (%)
HDFC Bank Ltd	8.67
Reliance Industries Ltd	8.20
Bharat Heavy Electricals Ltd	7.61
State Bank of India	6.65
Hero Honda Motors Ltd	5.82

Subject to change daily. Provided for informational purposes only and should not be deemed as a recommendation to buy or sell the securities mentioned or securities in the industries shown above.

The allocation figures represent a percentage of the Fund’s net assets as of May 31, 2009.

*

Returns assume the reinvestment of all dividends and income. Returns reflect past performance and are compared to an unmanaged market index. Returns for less than one year are cumulative (unannualized). NAV per share is determined by dividing the value of the fund’s portfolio securities, cash and other assets, less all liabilities, by the total number of common shares outstanding.

**	Fiscal YTD turnover represents turnover during the Fund’s last fiscal year, ending 12/31/2008.

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Risk considerations

There is no assurance that a closed-end fund will achieve its investment objective. Like any stock, a closed-end fund’s share price will fluctuate with market conditions and other factors. At the time of sale, your shares may have a market price that is above or below net asset value, and may be worth more or less than your original investment. Accordingly, you can lose money investing in the Fund. Please be aware that the Fund is subject to certain additional risks, including those described below. Keep in mind that the section below does not describe all risks associated with an investment in the Fund. The prospectus contains more detailed information. Additional risks and uncertainties may also adversely affect and impair the Fund. Risks include:

Risks Associated with Investments in Indian Companies

Investing in securities of Indian companies involves certain risks and considerations not typically associated with investing in securities of U.S. issuers, including generally (a) controls on foreign investment and limitations on repatriation of invested capital and on the Fund’s ability to exchange Rupees for U.S. dollars, (b) greater price volatility, substantially less liquidity and significantly smaller market capitalization of securities markets, (c) currency devaluations and other currency exchange rate fluctuations, (d) more substantial governmental involvement in the economy, (e) higher rates of inflation and (f) greater political, economic and social uncertainty. Furthermore, future actions of the Indian Government or religious and ethnic unrest could have a significant impact on the economy, which could adversely affect private sector companies and the Fund. In addition, accounting, auditing and financial reporting standards in India are different from U.S. standards and, therefore, disclosure of certain material information may not be made and less information may be available to the Fund and other investors than would be the case if the Fund’s investments were restricted to securities of U.S. issuers. There is also generally less governmental regulation of the securities industry in India, and less enforcement of regulatory provisions relating thereto, than in the United States. Moreover, it may be more difficult to obtain a judgment in a court outside the United States. The Fund will be subject to withholding taxes, including withholding taxes imposed on dividends, interest and realized capital gains by the government of India.

Risks Associated with Investments in Unlisted Securities. While the Fund expects primarily to invest in equity securities of publicly traded Indian issuers, it may invest up to 25% of its total assets in unlisted equity securities of Indian issuers to the extent permitted by any local investment restrictions. These investments may involve a high degree of business and financial risk. Because of the absence of any liquid trading market for these investments, the Fund may take longer to liquidate these positions than it would in the case of listed securities. In addition to financial and business risks, issuers whose securities are not publicly traded may not be subject to the same disclosure requirements applicable to issuers whose securities are publicly traded.

Illiquid Securities Risk. The Fund may invest without limit in illiquid securities. Illiquid securities are securities that are not readily marketable. The prices of such securities may change abruptly and erratically, and investment of the Fund’s assets in illiquid securities may restrict the ability of the Fund to dispose of its investments in a timely fashion and at a price approximating the value at which the Fund carries the securities on its books, as well as restrict its ability to take advantage of market opportunities. The risks associated with illiquidity will be particularly acute in situations in which the Fund’s operations require cash, such as when the Fund repurchases shares or pays dividends or distributions, and could result in the Fund borrowing to meet short-term cash requirements or incurring capital losses on the sale of illiquid investments. Further, companies whose securities are not publicly traded are not subject to the disclosure and other investor protection requirements that would be applicable if their securities were publicly traded.

Net Asset Value Discount. Shares of closed-end investment companies, such as the Fund, frequently trade at a discount to net asset value. This characteristic is a risk separate and distinct from the risk that the Fund’s net asset value will decrease. The Fund cannot predict whether its shares will trade at, above or below net asset value, and the shares of the Fund have traded at a discount for extended periods.

Non-Diversification. The Fund may invest a greater proportion of its assets in the securities of a smaller number of issuers and, as a result, may be subject to greater risk with respect to portfolio securities.

Definitions

The BSE (Bombay Stock Exchange) 100 Index (the “BSE-100 Index”) is a broad-based index and is comprised of 100 stocks broadly representing the Indian market. The BSE-100 Index was formerly known as the BSE National Index, which was launched in 1989 with a base year of 1983-84. In line with the shift of the BSE Indices to the globally accepted Free-Float methodology, the BSE-100 Index was shifted to Free-Float methodology effective from April 5, 2004.

Fiscal YTD turnover measures the percentage of securities within the portfolio that have changed during the last complete fiscal year of the fund.

Management team

The Fund is managed by members of the Emerging Markets Equity team.

Ruchir Sharma

Managing Director

15 years of investment experience

James Cheng

Managing Director

21 years of investment experience

Team members may change from time to time.

Other considerations

Morgan Stanley India Investment Fund, Inc. is advised by Morgan Stanley Investment Management Inc. and sub-advised by Morgan Stanley Investment Management Company. Morgan Stanley is a full-service securities firm engaged in a wide range of financial services including, for example, securities trading and brokerage activities, investment banking, research and analysis, financing and financial advisory services.

For additional information, please call 1.800.231.2608.

Please consider the Fund’s investment objective, risks, charges and expenses carefully before investing. The prospectus contains this and other information about the Fund. To obtain a prospectus, download one at www.morganstanley.com/im or call 1.800.231.2608. Please read the prospectus carefully before you invest or send money.

© 2009 Morgan Stanley

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